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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): May 30, 2006 (May 23, 2006)

                                    WQN, Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       000-27751              75-2838415
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


                         509 Madison Avenue, Suite 1510
                               New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 774-3656
                                                           --------------


    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.
             -------------------------------------------------------------

On May 23, 2006, WQN, Inc. (the "Company") received written notice from the Nasdaq National Market ("Nasdaq") indicating that, as a result of the Company's failure to have timely filed its Quarterly Report on Form 10-QSB for the period ending March 31, 2006, the Company failed to comply with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14). The Company had previously received written notice of non-compliance from Nasdaq regarding the Company's failure to timely file its Annual Report on Form 10-KSB for the year ending December 31, 2005. The new notice indicated that the Company's non-compliance resulting from its delinquent Form 10-QSB serves as an additional basis for delisting the Company's common stock.

The Company had previously requested a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to review the staff's determination with respect to its delinquent Form 10-KSB. The hearing before the Panel is scheduled for June 1, 2006. At this hearing, the Panel will also consider the delinquency of the Company's Form 10-QSB in rendering its determination regarding the Company's continued listing on the Nasdaq. There can be no assurance that the Panel will grant the Company's request for continued listing.

The press release issued by the Company on May 30, 2006 regarding these matters is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)          Exhibits

Number       Description
------       -----------
99.1         Press release dated May 30, 2006 by WQN, Inc.


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 30, 2006

                                            WQN, INC.

                                             By: /s/ David S. Montoya
                                                 --------------------

                                                 David S. Montoya
                                                 Chief Financial Officer